UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)        March 27, 2008

BUFFETS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)
333-116897	22-3754018
(Commission File Number)	(I.R.S. Employer Identification No.)

1460 BUFFET WAY EAGAN, MINNESOTA	55121
(Address of principal executive offices)	(Zip Code)

(651) 994-8608
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02.       NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On March 27, 2008, the Board of Directors of Buffets Holdings, Inc. (the “Company”), determined that the consolidated financial statements for the years ended June 27, 2007 and June 28, 2006 included in the Company’s Annual Report on Form 10-K for the year ended June 27, 2007 and the condensed consolidated financial statements for the twelve weeks ended September 19, 2007 in its Quarterly Report on Form 10-Q for the twelve weeks ended September 19, 2007 should be restated (the “Restatement”). As a result, the previously issued audited 2007 and 2006 consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended June 27, 2007 along with the accompanying report of independent registered public accounting firm, and unaudited condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the twelve weeks ended September 19, 2007 should no longer be relied upon.

The determination to restate these financial statements and other financial information was made as a result of management’s identification of tax accounting errors surrounding the merger with Ryan’s Restaurant Group, Inc. on November 1, 2006 (the “Merger”), as well as errors related to the accounting for the Company’s deferred tax balances and related valuation allowances. The adjustments increased the Company’s net loss by $1.2 million for the year ended June 28, 2006 to $6.0 million from $4.8 million, as originally reported, and increased the Company’s net loss by $11.2 million for the year ended June 27, 2007 to $116.7 million from $105.5 million, as originally reported. The adjustments increased the Company’s net loss by $0.5 million for the twelve weeks ended September 19, 2007 to $5.8 million from $5.3 million. The above stated adjustments had no impact on cash flows and resulted in no change to the EBITDA calculation provided on the Company’s website. The Board of Directors has discussed these matters with the Company’s independent registered public accounting firm.

The Company expects that it will file a Form 10-K/A amending its Annual Report on Form 10-K for its fiscal year ended June 27, 2007, and a Form 10-Q/A amending its Quarterly Report on Form 10-Q for the period ended September 19, 2007, each with restated consolidated financial statements on or prior to March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:   March 27, 2008

BUFFETS HOLDINGS, INC.
By:	/s/ A. Keith Wall
Name: A. Keith Wall Title: Chief Financial Officer